UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:    November 16, 2009
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CHDT CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)		Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
 (Registrant's telephone number, including area code)

Item 2.02                      Results of Operations and Financial Condition
Item 7.01                      Regulation FD Disclosure

CHDT Corporation (“Company”) issued a press release on November 16, 2009, announcing third quarter fiscal year unaudited, consolidated financial results. The press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B-2 of Form 8-K, the information set forth in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company also announced in the press release a WebCast for shareholders on said results, which WebCast is scheduled for 11:00 a.m., EST, on November 17, 2009.  Information on participating in the WebCast is set forth at http://www.chdtcorp.com.

Item 9.01        Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
99.1	Press Release, dated 16 November 2009, regarding CHDT Corp. unaudited financial results for third quarter of fiscal year 2009

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHDT CORPORATION

Date:   November 16, 2009

By: /s/ Stewart Wallach
Stewart Wallach Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated 16 November 2009, regarding CHDT Corp. unaudited financial results for third quarter of fiscal year 2009